Supplement dated March 15, 2019

to the

Prospectuses dated May 1, 2018

for

CWA Preferred Plus Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company (“Company”)

through its
Commonwealth Annuity Separate Account A

Effective April 1, 2019, the CWA Preferred Plus Variable Annuity is closing and will no longer be available for new issues. Premium payments and transfers of sub-account value will continue to be accepted on existing contracts. For existing contract owners, no action is required at this time. Your contract features remain the same.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

PPLUS-031519